UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of report (Date of earliest event reported): August 12, 2014

JDS UNIPHASE CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-22874	94-2579683
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

430 North McCarthy Boulevard, Milpitas, CA	95035
(Address of Principal Executive Offices)	(Zip Code)

(408) 546-5000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Reporting)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On August 12, 2014, JDS Uniphase Corporation (the “Company”) announced that it had split its existing Network and Service Enablement (“NSE”) reportable segment into two separate reportable segments, Network Enablement (“NE”) and Service Enablement (“SE”), beginning with the first quarter of fiscal 2015.

Splitting NSE into two reportable segments is intended to provide greater clarity and transparency regarding the markets, financial performance and business models of these two businesses within NSE.  NE is a hardware-centric and more mature business consisting primarily of NSE’s traditional communications test instrument products. SE is a more software-centric business consisting primarily of software solutions that are embedded within the network and enterprise performance management solutions.

The table below reflects segment net revenue and operating income (loss) for the quarters ended June 28, 2014, March 29, 2014, December 28, 2013, and September 28, 2013, and the fiscal year ended June 28, 2014 as if the NSE segment had been split into the NE and SE segments at the beginning of fiscal 2014.

	Three Months Ended (Unaudited)				Twelve Months Ended (Unaudited)
	June 28,	March 29,	December 28,	September 28,	June 28,
	2014	2014	2013	2013	2014
Net revenue:
Network Enablement	$165.5	$136.0	$155.8	$145.1	$602.4
Service Enablement	43.6	36.3	39.2	26.8	145.9
Communications and Commercial Optical Products	196.9	194.6	198.0	204.6	794.1
Optical Security and Performance Products	42.6	51.1	54.6	52.5	200.8
Net revenue	$448.6	$418.0	$447.6	$429.0	$1,743.2

Operating income (loss):
Network Enablement	$33.8	$18.7	$30.9	$22.5	$105.9
Service Enablement	(4.7)	(8.8)	(2.2)	(9.9)	(25.6)
Communications and Commercial Optical Products	20.0	22.4	23.9	27.2	93.5
Optical Security and Performance Products	14.2	18.2	20.5	19.1	72.0
Corporate	(24.3)	(23.3)	(23.9)	(23.5)	(95.0)
Total segment operating income	39.0	27.2	49.2	35.4	150.8

Unallocated amounts:
Stock-based compensation	(15.8)	(16.9)	(15.7)	(15.7)	(64.1)
Amortization of intangibles	(16.0)	(16.2)	(12.7)	(14.1)	(59.0)
Loss on disposal of long-lived assets	(1.2)	(1.0)	0.5	(0.3)	(2.0)
Restructuring and related charges	(20.0)	(3.6)	(1.0)	0.8	(23.8)
Other charges related to non-recurring activities	(2.5)	(1.1)	(0.5)	0.5	(3.6)
Interest and other income (expense), net	0.1	0.6	0.4	(0.6)	0.5
Interest expense	(8.4)	(7.7)	(8.4)	(5.2)	(29.7)
(Loss) income from continuing operations before income taxes	$(24.8)	$(18.7)	$11.8	$0.8	$(30.9)

The information in this Item 7.01 of this Form 8-K is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JDS Uniphase Corporation

	By:	/s/ Rex S. Jackson
Rex S. Jackson
Executive Vice President, Chief Financial Officer

August 12, 2014